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                                                                   Exhibit 10.12

                            AMENDMENT NO. 1 TO THE
                         REGISTRATION RIGHTS AGREEMENT


     THIS AMENDMENT NO. 1 (the "Amendment") to that certain Registration Rights Agreement dated May 26, 1999 (the "Agreement") by and among Opinion Research Corporation (the "Company"), Allied Capital Corporation ("Allied Capital") and Allied Investment Corporation ("Allied Investment", and together with Allied Capital, "Allied") is made as of this 1st day of September, 2000 by and among the Company and Allied. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

                                   RECITALS:

     WHEREAS, the Company and Allied are parties to the Agreement;

     WHEREAS, pursuant to Section 10.4 of the Agreement, the Company and Allied
                          ------------
desire to amend certain provisions thereof in connection with the Company's sale of its equity securities; and

     WHEREAS, Allied is the holder of at least two-thirds of the Registrable Securities.

                                   AGREEMENT:

     NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Section 1.5 of the Agreement shall hereby be amended and restated in its
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entirety as follows:

          "The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least two-thirds of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the number of shares that may be included in the underwriting shall be allocated to the holders of Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration."
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2.   Section 2.2 of the Agreement shall hereby be amended and restated in
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its entirety as follows:

          "If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities and Other Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and Other Registrable Securities based on the total number of Registrable Securities and Other Registrable Securities held by such holders; and (iii) third, to any stockholder of the Company (other than a holder of Registrable Securities or Other Registrable Securities) on a pro rata basis."

3.   Section 2.3 of the Agreement shall hereby be amended and restated in its
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entirety as follows:

               "(a) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Other Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (i) first, to the holders of the Other Registrable Securities; (ii) second, to the holders of Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities based on the total number of Registrable Securities held by such holders; and (iii) third, to any stockholder of the Company (other than a holder of Registrable Securities or Other Registrable Securities) on a pro rata basis.

               (b) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than holders of Other Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (i) first, the Registrable Securities and Other Registrable Securities requested to be included in such registration, pro rata among the holders of such securities based on the total number of Registrable Securities or Other Registrable Securities held by such holders; and (ii) second, the other securities requested to be included in such registration."
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4.   Section 9 of the Agreement shall be amended to include the following
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definition:

          "Other Registrable Securities" means the Common Stock issued or issuable to LLR Equity Partners, L.P., a Pennsylvania limited partnership ("LLR Equity Partners"), and LLR Equity Partners Parallel, L.P., a Pennsylvania limited partnership ("LLR Parallel") and with respect to which LLR Equity Partners and LLR Parallel has been granted registration rights.

5. All references to the Agreement shall be deemed to refer to the Agreement as amended hereby.

6. Except as otherwise expressly set forth in this Amendment, the Agreement shall continue to be in full force and effect in accordance with its terms.

7. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                                *      *      *

                          Signatures on following page
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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
Registration Rights Agreement as of the date first written above.

                                     OPINION RESEARCH CORPORATION


                                     By:  /s/ Kevin P. Croke
                                          _____________________________
                                      Name:   Kevin P. Croke
                                      Title:  Executive Vice President


                                     ALLIED CAPITAL CORPORATION


                                     By:  /s/ Michael Gaffney
                                          ______________________________
                                      Name:   Michael Gaffney
                                      Title:  Principal


                                     ALLIED INVESTMENT CORPORATION


                                     By:  /s/ Michael Gaffney
                                          ______________________________
                                      Name:   Michael Gaffney
                                      Title:  Principal